Segment Reporting	12 Months Ended
Sep. 30, 2023
Segment Reporting [Abstract]
SEGMENT REPORTING

Note 11 SEGMENT REPORTING

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Group’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Group’s business segments.

The Group’s chief operating decision maker, the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and accessing performance of the Group as a whole and hence, the Group has only one reportable segment. The Group does not distinguish between markets or segments for the purpose of internal reporting. The Group’s assets are substantially all located in Hong Kong and substantially all of the Group’s revenue and expense are derived from Hong Kong. Therefore, no geographical segments are presented.